UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2006 (December 20, 2006)
Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Piedmont Avenue, N.E., Atlanta, GA	30308
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 659-2424
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On December 20, 2006, Oxford Industries, Inc. (the “Company”) announced that Michael J. Setola tendered his resignation as President of the Company. Mr. Setola’s resignation will become effective January 31, 2007.
A press release issued by the Company in connection with Mr. Setola’s resignation is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release of Oxford Industries, Inc., dated December 20, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

December 20, 2006	/s/ Thomas E. Campbell

Name: Thomas E. Campbell
Title: Vice President, General Counsel and Secretary